SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                     February 16, 1999 (November 30, 1998)


                                 Unidigital Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-14126                   13-3856672
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)


229 West 28th Street, New York, New York                             10001
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (zip code)

                                 (212) 244-7820
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)

         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     As reported in the Current Report on Form 8-K dated December 14, 1998 filed by Unidigital Inc. (the "Company"), on November 30, 1998, the Company consummated the acquisition of all of the issued and outstanding capital stock of SuperGraphics Holding Company, Inc., a Delaware corporation ("SuperGraphics"). As a result of the acquisition, SuperGraphics became a wholly-owned subsidiary of the Company.

     The Company hereby files this Amendment No. 1 on Form 8-K/A to file the financial statements and related pro forma financial statements required pursuant to Item 7 of Form 8-K with respect to such transaction.

(a) FINANCIAL INFORMATION OF BUSINESS ACQUIRED.

               SUPERGRAPHICS HOLDING COMPANY, INC. AND SUBSIDIARY

                               For the Year Ended
                                December 31, 1997

            (With Report of Independent Certified Public Accountants)

                                                           SUPERGRAPHICS HOLDING
                                                                   COMPANY, INC.
                                                                  AND SUBSIDIARY



================================================================================

                                               CONSOLIDATED FINANCIAL STATEMENTS
                                                    YEAR ENDED DECEMBER 31, 1997

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                                        CONTENTS


================================================================================



              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS               3

              FINANCIAL STATEMENTS
                  Consolidated balance sheet                                 4-5
                  Consolidated statement of income                             6
                  Consolidated statement of stockholders' equity               7
                  Consolidated statement of cash flows                         8
                  Summary of accounting policies                            9-10
                  Notes to financial statements                            11-16

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
SuperGraphics Holding Company, Inc. and Subsidiary
Sunnyvale, California

We have audited the consolidated balance sheet of SuperGraphics Holding Company, Inc. and Subsidiary as of December 31, 1997, and the related statements of income, stockholders' equity, and cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SuperGraphics Holding Company, Inc. and Subsidiary at December 31, 1997, and the results of their operations and their cash flow for the year then ended, in conformity with generally accepted accounting principles.


                              /s/ BDO Seidman, LLP


San Francisco, California
March 12, 1998

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                      CONSOLIDATED BALANCE SHEET


================================================================================


DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS (Note 3)

CURRENT
     Cash and cash equivalents                                       $   284,925
     Accounts receivable, less allowance for possible
       losses of $35,000 (Note 2)                                      2,468,975
     Inventory                                                           203,092
     Net deferred tax assets (Note 4)                                    151,000
     Prepaid expenses and other                                           71,927
--------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                                   3,179,919
--------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
     Machinery and equipment                                             249,983
     Computer equipment                                                  208,463
     Furniture and fixtures                                                5,318
     Leasehold improvements                                                9,760
--------------------------------------------------------------------------------

                                                                         473,524

Less accumulated depreciation and amortization                           155,863
--------------------------------------------------------------------------------

NET PROPERTY AND EQUIPMENT                                               317,661
--------------------------------------------------------------------------------

OTHER ASSETS
     Deferred loan costs, net of accumulated amortization of $47,403     332,237
     Goodwill, net of accumulated amortization of $390,783 (Note 1)    7,382,842
--------------------------------------------------------------------------------

TOTAL OTHER ASSETS                                                     7,715,079
--------------------------------------------------------------------------------

                                                                     $11,212,659
--------------------------------------------------------------------------------


                SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES
                       AND NOTES TO FINANCIAL STATEMENTS.

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                      CONSOLIDATED BALANCE SHEET


================================================================================


DECEMBER 31, 1997
--------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                                $   604,085
     Accrued expenses                                                    698,852
     Accrued income taxes (Note 4)                                       440,180
     Current portion, notes payable (Note 3)                           1,761,388
--------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                              3,504,505
--------------------------------------------------------------------------------

Long-term portion, notes payable (Note 3)                              5,050,494
--------------------------------------------------------------------------------

TOTAL LIABILITIES                                                      8,554,999
--------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES (Notes 1 and 6)

STOCKHOLDERS' EQUITY (Note 5)
     Preferred stock, $0.10 par value-shares authorized, 6,000;
       issued and outstanding 2,000                                          200
     Common stock, $0.01 par value-shares authorized, 6,000,000;
       issued and outstanding, 500,000                                     5,000
     Additional paid-in capital                                        2,494,800
     Retained earnings                                                   157,660
--------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY                                             2,657,660
--------------------------------------------------------------------------------



                                                                     $11,212,659
--------------------------------------------------------------------------------

                SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES
                       AND NOTES TO FINANCIAL STATEMENTS.

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                CONSOLIDATED STATEMENT OF INCOME



================================================================================

YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

REVENUES                                                             $7,906,433

COST OF REVENUES, including depreciation of $160,975                  4,801,043
--------------------------------------------------------------------------------

Gross profit                                                          3,105,390
--------------------------------------------------------------------------------

OPERATING EXPENSES
     Marketing and sales                                              1,003,828
     General and administrative                                         393,620
     Amortization expense (Note 1)                                      438,745
--------------------------------------------------------------------------------

TOTAL OPERATING EXPENSES                                              1,836,193
--------------------------------------------------------------------------------

OPERATING INCOME                                                      1,269,197

OTHER INCOME (EXPENSE)
     Interest income                                                      8,778
     Interest expense                                                  (681,015)
--------------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES                                              596,960

INCOME TAXES (Note 4)                                                   439,300
--------------------------------------------------------------------------------

NET INCOME                                                           $  157,660
--------------------------------------------------------------------------------

                SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES
                       AND NOTES TO FINANCIAL STATEMENTS.



                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                  CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY



=================================================================================================================================


                                                                                   Additional                           Total
                                        Common Stock         Preferred Stock          Paid-In       Retained    Stockholders'
                                    ---------------------    ----------------
                                       Shares     Amount     Shares    Amount         Capital       Earnings           Equity
---------------------------------------------------------------------------------------------------------------------------------

Issuance of common stock;
   500,000 shares at $.01 per
   share in January 1997              500,000     $5,000          -    $    -      $  495,000       $      -       $  500,000

Issuance of preferred stock;
   2,000 shares at $0.10 per
   share in January 1997                    -          -      2,000       200       1,949,800              -        2,000,000

Net income for the year                     -          -          -         -               -        157,660          157,660
---------------------------------------------------------------------------------------------------------------------------------

BALANCE, December 31, 1997            500,000     $5,000      2,000      $200      $2,494,800       $157,660       $2,657,660
---------------------------------------------------------------------------------------------------------------------------------

                SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES
                       AND NOTES TO FINANCIAL STATEMENTS.

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                            CONSOLIDATED STATEMENT OF CASH FLOWS



================================================================================


YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                  $      157,660
     Adjustments to reconcile net income to net cash
      provided by operating activities:
         Depreciation                                                   160,975
         Amortization                                                   438,745
         Changes in assets and liabilities, net of assets
          acquired and liabilities assumed:
            Accounts receivable                                      (1,618,874)
            Inventory                                                   (30,217)
            Net deferred tax assets                                       4,000
            Prepaid expenses and other                                  209,213
            Accounts payable                                            838,196
            Accrued expenses and taxes                                  285,811
--------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                               445,509
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Capital contributions                                            2,500,000
     Payment for purchase of business, net of cash acquired          (2,288,625)
     Purchase of property and equipment                                 (60,726)
--------------------------------------------------------------------------------

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES                             150,649
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Deferred loan costs                                               (380,199)
     Payments on notes payable                                       (1,155,000)
     Advances from notes payable                                      1,223,966
--------------------------------------------------------------------------------

NET CASH USED IN FINANCING ACTIVITIES                                  (311,233)
--------------------------------------------------------------------------------

NET INCREASE IN CASH                                                    284,925

CASH AND CASH EQUIVALENTS, beginning of year                                  -
--------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of year                           $      284,925
--------------------------------------------------------------------------------

                SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES
                       AND NOTES TO FINANCIAL STATEMENTS.

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                  SUMMARY OF ACCOUNTING POLICIES



================================================================================


ORGANIZATION AND SuperGraphics Holding Company, Inc. (the Company) was formed NATURE OF BUSINESS to purchase the stock of SuperGraphics, Inc. which provides short-run, photo realistic imaging of large format graphics on self-adhesive vinyl in the transit, broadcast and signage industries.

                    The  Company is  positioned  as a  wholesaler  and sells its
                    products  through  media  sales  and  production   companies
                    primarily in the United States.

MANAGEMENT'S USE    The  preparation of financial  statements in conformity with
OF ESTIMATES        generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH       The Company considers all highly liquid  investments with an
EQUIVALENTS         original or  remaining  maturity of three  months or less at the date of purchase to be cash equivalents.

REVENUE             Revenues from product sales are recognized  upon shipment if
RECOGNITION         remaining  obligations are  insignificant  and collection of the resulting accounts receivable is probable. Where the Company receives payments from customers in advance of shipment of the product, those amounts are recognized as a liability until shipment occurs.

INVENTORY           Inventory consists of raw materials,  stated at the lower of cost (first-in,  first-out) or market,  and  Jobs-in-Process which  includes  accumulated  material,  labor and  overhead
                    costs.   Costs  are  applied  to  jobs  at  standards  which
                    approximate actual cost.

PROPERTY,           Property and equipment  are stated at cost less  accumulated
EQUIPMENT AND       depreciation  and  amortization.  Depreciation  is  provided
DEPRECIATION        using the  straight-line  method over the  estimated  useful lives of the assets. Equipment acquired under capital leases is stated at cost and amortized on a straight-line basis over the period of the lease.

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                  SUMMARY OF ACCOUNTING POLICIES



================================================================================



WARRANTY The Company provides a one-year warranty regarding the workmanship, including installation, of its product. Accrued warranty costs of $75,000 are included in accrued expenses on the consolidated balance sheet.

TAXES ON INCOME     Income  taxes  are  calculated  using the  liability  method specified by Statement of Financial Accounting Standards No.
                    109, ACCOUNTING FOR INCOME TAXES. Deferred income tax assets
                    and   liabilities   are   recognized   based  on   temporary
                    differences between the financial  statements and income tax bases of assets, liabilities and carryforwards using enacted
                    tax  rates.  Valuation  allowances  are  established,   when
                    necessary, to reduce deferred tax assets to the amount expected to be realized.

GOODWILL Goodwill arose on the acquisition of the stock of SuperGraphics, Inc. (the Subsidiary) by SuperGraphics Holding Company, Inc. on January 3, 1997. The Company is amortizing its goodwill over twenty years.

DEFERRED LOAN       Deferred loan costs arose on the refinancing of the original
COSTS               notes payable and are amortized over the approximate term on the Company's Stepdown Revolving Term Loan (four years).

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                   NOTES TO FINANCIAL STATEMENTS



================================================================================



1. ACQUISITION      The Company  commenced  operations  with the  acquisition of
                    SuperGraphics,   Inc.'s   stock  on   January  3,  1997  for
                    approximately $10.6 million, including acquisition expenses.
                    The Company is also obligated to the former shareholders of SuperGraphics, Inc. for "earn out" payments equal to 15% of net operating income for 1999 and 2000, plus an additional
                    10% of amounts that exceed projected operating income.

                    Net assets acquired consisted of the following:

                    ------------------------------------------------------------

                    Cash                                             $1,599,000
                    Accounts receivable                                 850,000
                    Other current assets                                609,000
                    Property and equipment                              418,000
                    Accounts payable and accrued expenses              (633,000)
                    ------------------------------------------------------------

                                                                     $2,843,000
                    ------------------------------------------------------------

2. CERTAIN RISK AND The Company's products are concentrated in the entertainment CONCENTRATIONS and retail industries which are highly competitive and rapidly  changing.  The majority of the Company's  sales are referred  from one media sales  company.  As of December 31,
                    1997, two customers  account for 12.3% and 10.1% of accounts
                    receivable.    Sales   to   these   customers    represented
                    approximately 4% and 3% of 1997 sales.

                    Supply for self-adhesive vinyl is concentrated among a few providers. The loss of certain supplier relationships, significant technological changes in the industry or customer requirements, or the emergence of competitor products with new capabilities or technologies could adversely affect operating results.

3. NOTES PAYABLE    DECEMBER 31, 1997
                    ------------------------------------------------------------

                    Notes payable to previous stockholders of
                     SuperGraphics, Inc.

                      Non-interest bearing note  payable in
                       quarterly  installments of $241,513,
                       with $724,540 due as a final payment
                       on June 30, 1998. Discounted at 10%.
                       Unamortized discount at December 31,
                       1997 totals $41,133.                           $1,166,433

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                   NOTES TO FINANCIAL STATEMENTS



================================================================================
                    DECEMBER 31, 1997
                    ------------------------------------------------------------

                    Notes payable to  current shareholders
                     of  SuperGraphics  Holding   Company,
                     Inc.

                      $1 Million  Junior Promissory  Notes
                       bearing interest at 8% from January
                       3, 1997 until  the first payment of
                       principal  ($500,000) on  June 30,
                       1997, and at the rate  of 15% until
                       the  note  is  paid  in  full.  The
                       balance of the note shall be due on
                       January 1, 1999.                            $     500,000

                    Credit  Agreement secured by  majority
                     of    the    Company's  assets.   The
                     agreement  requires  the  Company  to
                     maintain certain financial covenants.
                     As of December 31, 1997, the  Company
                     was in compliance with the covenants:

                      Stepdown   Revolving  Term    Loan,
                       repayable  in  scheduled  quarterly
                       installments.  Interest is  payable
                       monthly  at  the reference  rate at
                       time of  borrowing  plus  1.75%  or
                       LIBOR plus 3.75%, currently 10.25%.
                       The term loan terminates on July 1,
                       2001.                                           4,641,468

                      $1.5   Million   Working    Capital
                       Commitment, bearing interest at the
                       reference rate at time of borrowing
                       plus  1.75%  or  LIBOR  plus 3.75%,
                       currently   10.25%.   Interest   is
                       payable  monthly. The minimum  loan
                       balance   is   $1,000. The  working
                       capital commitment decreases  based
                       upon certain  asset or stock sales.
                       The  loan  terminates  on  July  1,
                       2001, with a possible extension for
                       an additional 12 months, but in  no
                       event beyond July 1, 2003.                          1,000

                      Term Loan,  bearing  interest at the
                       reference   rate  at  the  time  of
                       borrowing plus 2.25% or LIBOR  plus
                       4.25%,  payable monthly,  currently
                       10.75%.  The  loan  is repayable in
                       scheduled  quarterly  installments.
                       The term loan terminates on July 1,
                       2003.                                             483,026

                    Other                                                 19,955
                    ------------------------------------------------------------

                    Total notes payable                                6,811,882

                    Less current portion                               1,761,388
                    ------------------------------------------------------------

                    Long-term notes payable                           $5,050,494
                    ------------------------------------------------------------

                    Principal payments due over the next five years total approximately $1,761,000, $1,475,000, $1,675,000, $1,698,000 and $202,000.

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                   NOTES TO FINANCIAL STATEMENTS



================================================================================

4. INCOME TAXES     The provision for income taxes is as follows:

                                                                           1997
                    ------------------------------------------------------------

                    CURRENT
                     Federal                                           $364,000
                     State                                               53,000
                    ------------------------------------------------------------

                                                                        417,000
                    DEFERRED TAXES                                       22,300
                    ------------------------------------------------------------

                                                                       $439,300
                    ------------------------------------------------------------

                    The Company's effective income tax rate is in excess of statutory rates primarily because of nondeductible goodwill totaling approximately $400,000.

                    The Company's net deferred tax assets are as follows:
                                                                           1997
                    ------------------------------------------------------------

                    Deferred tax assets:
                     Allowance for doubtful accounts                $    15,000
                     Accrued vacation and payroll                        27,500
                     Other accruals                                      83,000
                     California net operating loss carryforward (NOL)    49,000
                    ------------------------------------------------------------

                                                                        174,500
                    Deferred tax liabilities:
                     Accumulated depreciation                           (23,500)
                    ------------------------------------------------------------

                    Net deferred tax assets                            $151,000
                    ------------------------------------------------------------

                    As of December 31, 1997, the Company has approximately $550,000 of California net operating loss carryforwards remaining from its acquisition of SuperGraphics, Inc. The NOLs expire in 2002.

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                   NOTES TO FINANCIAL STATEMENTS



================================================================================

5. SHAREHOLDERS'    Preferred Stock
                    ---------------
   EQUITY
                    The preferred  stock issued and  outstanding at December 31,
                    1997,  consists of Series A Preferred  Stock. The holders of
                    Series A Preferred  Stock are entitled to receive  dividends prior to and in preference to any  declaration or payment of any dividends on common stock,  at the rate of 10% (or $100)
                    per  annum per share of  Series A  Preferred  Stock,  and no more,  payable  quarterly,  commencing January 3, 1997. Such dividends  are  cumulative  from  the  later  of the date of issuance  of the shares of Series A  Preferred  Stock or the
                    most  recent  dividend  payment  date.   Cumulative   unpaid
                    dividends at December 31, 1997 total $200,000.

                    The shares of Series A Preferred Stock are redeemable at the option of the Company, at any time, subject to certain limitations, at a call price of $1,020 per share during 1998 and $1,010 per share during 1999 and thereafter, plus all accrued and unpaid dividends.

                    In the event of any liquidation, dissolution or winding up of the affairs of the Company, the holders of shares of Series A Preferred Stock are entitled to receive, in cash, out of the remaining net assets of the Company, $1,000 plus accrued and unpaid dividends for each share, in preference to the holders of common stock.

                    Common Stock
                    ------------

                    The Company has a stock option plan (the Plan) under which 55,556 shares of the Company's common stock have been reserved for grant of stock options to employees, directors or consultants under terms and provisions established by the Board of Directors. Options may only be exercised when vested. Options generally vest ratably over a four-year period commencing at the grant date.

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                   NOTES TO FINANCIAL STATEMENTS



================================================================================

                    The following table summarizes the stock option activity:

                                               Options
                                             Available          Options Outstanding
                                                             ----------------------------
                                              for Grant        Shares    Price Per Share
                    ----------------------------------------------------------------------

                    Options authorized          55,556

                    Options granted            (27,778)        27,778          $1
                    ----------------------------------------------------------------------

                    BALANCE, December 31, 1997  27,778         27,778          $1
                    ----------------------------------------------------------------------

                    In January 1998, 9,250 options were granted to employees.

                    As permitted by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, the Company uses the intrinsic value method prescribed by APB Opinion No. 25, Accounting for Stock Issued to Employees, to account for employee stock options. The Company applies APB Opinion No. 25 and related interpretations in accounting for its plans. Stock options are granted to employees with an exercise price equal to the estimated fair market value of the stock. Accordingly, no compensation cost has been recognized for its stock option plan. Had compensation cost for the Company's stock-based compensation plan been determined based on the fair value at the grant dates for awards under the plan consistent with the method of FASB Statement 123, the Company's net income would not have been materially affected.

6. COMMITMENTS      The  Company  leases  its  facility  under  a  noncancelable
   AND              operating lease expiring in July 1999.
   CONTINGENCIES

                                             SUPERGRAPHICS HOLDING COMPANY, INC.
                                                                  AND SUBSIDIARY

                                                   NOTES TO FINANCIAL STATEMENTS



================================================================================


                    Future annual minimum lease payments under non-cancelable operating leases as of December 31, 1997 are as follows:

                    YEARS ENDED DECEMBER 31,
                    ------------------------------------------------------------

                    1998                                                $111,720
                    1999                                                  65,170
                    ------------------------------------------------------------

                    Total minimum lease payments                        $176,890
                    ------------------------------------------------------------

                    Rent expense for the year ended December 31, 1997 was $124,118.

                    The Company is currently disputing penalties and interest charges of approximately $144,000 for late filing of the 1996 income tax return of SuperGraphics, Inc., which was acquired on January 3, 1997. The Company does not believe the outcome of this matter will have a material adverse effect on its financial condition. This potential liability is not accrued in the financial statements.

7. SUPPLEMENTAL     Year ended December 31, 1997
                    ------------------------------------------------------------
   CASH FLOW        Cash paid during the period for:
   INFORMATION

                    Taxes                                               $ 16,000
                    Interest                                            $394,994
                    ------------------------------------------------------------

                    In connection with the acquisition of SuperGraphics, Inc., the Company issued notes payable totaling approximately $6.7 million.

                    During 1997, the Company refinanced debt totaling $4.4 million.

(b) PRO FORMA FINANCIAL INFORMATION (UNAUDITED).

                         PRO FORMA FINANCIAL INFORMATION

     The following Pro Forma Financial Statements are based on the historical financial statements of the Company, adjusted to give effect to the acquisition of all of the capital stock of SuperGraphics by the Company (the "SuperGraphics Acquisition"). The Pro Forma Statements of Operations for the three months ended November 30, 1998 and the twelve months ended August 31, 1998 assume that the SuperGraphics Acquisition occurred as of the first day of the applicable period and are adjusted to give effect to the merger of Hy Zazula Associates, Inc., a New York corporation, into a wholly-owned subsidiary of the Company on October 30, 1998 (the "Zazula Acquisition") and assume that such acquisition occurred as of the first day of the applicable periods. In addition, the Pro Forma Statement of Operations for the twelve months ended August 31, 1998 is adjusted to give effect to the Company's acquisition of substantially all of the assets of Kwik International Color, Ltd., a New York corporation, on March 25, 1998 (the "Kwik Acquisition"), its acquisition of certain of the assets of Five Star Finishers, Ltd., a United Kingdom corporation, on July 2, 1998 (the "Five Star Acquisition") and its acquisition of all of the capital stock of Mega Art Corp., a New York corporation, on September 2, 1998 (the "Mega Art Acquisition") and assumes that such acquisitions occurred as of September 1, 1997.

     As noted above, the SuperGraphics Acquisition occurred on November 30, 1998. As a result, the balance sheet which is included in the Company's Quarterly Report on Form 10-Q for the quarter ended November 30, 1998 includes the balance sheet items acquired in connection with the SuperGraphics Acquisition. Accordingly, a pro forma balance sheet is not required to be filed herewith.

     The Pro Forma Financial Statements should be read in conjunction with the audited consolidated financial statements of the Company and the related notes thereto which are included in the Company's Annual Report on Form 10-KSB for the year ended August 31, 1998, the Company's Quarterly Report on Form 10-Q for the quarter ended November 30, 1998, the Company's Current Report on Form 8-K/A2 dated December 17, 1998, the Company's Current Report on Form 8-K dated December 14, 1998, the Company's Current Report on Form 8-K/A dated November 16, 1998, the Company's Current Report on Form 8-K dated November 16, 1998, the Company's Current Report on Form 8-K dated September 14, 1998, the Company's Current Report on Form 8-K/A dated June 8, 1998, the Company's Current Report on Form 8-K dated April 8, 1998 (each as filed with the Securities and Exchange Commission) and the audited financial statements of SuperGraphics that are filed herewith.

         The pro forma financial information does not purport to present what the Company's results of operations would actually have been if the SuperGraphics Acquisition, the Zazula Acquisition, the Mega Art Acquisition, the Five Star Acquisition and the Kwik Acquisition had occurred on the assumed dates, as specified above, or to project the Company's financial condition or results of operations for any future period.


                                 UNIDIGITAL INC.
                                 ---------------

             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
             -------------------------------------------------------

                      THREE MONTHS ENDED NOVEMBER 30, 1998
                      ------------------------------------

                                     UNIDIGITAL       ZAZULA*       SUPERGRAPHICS**         ADJUSTMENTS       PRO FORMA
                                     ----------       -------       ---------------         -----------       ---------

Revenues
  Net sales...................       $15,953,000      $600,000         $2,566,000           $        --       $19,119,000
                                     -----------    ----------       ------------           -----------       -----------
Expenses
  Cost of sales...............         8,748,000       349,000          1,547,000                    --        10,644,000
  Selling, general &
    administrative expenses...         5,404,000       411,000          1,109,000    (a)        133,000         7,057,000
  Expenses incurred due to
    restructuring.............           198,000            --                 --                    --           198,000
                                     -----------    ----------       ------------           -----------        ----------
 Total operating expenses....         14,350,000       760,000          2,656,000               133,000        17,899,000
 Income from operations......          1,603,000      (160,000)           (90,000)             (133,000)        1,220,000
 Interest expense............         (1,167,000)           --           (300,000)   (b)       (336,000)       (1,803,000)
 Interest expense-deferred
   financing costs...........            (56,000)           --                 --    (c)        (24,000)          (80,000)
 Interest and other income-
   net.......................            271,000            --                 --                    --           271,000
                                     -----------    ----------       ------------           -----------        ----------
 Income (loss) before income
   taxes.....................            651,000      (160,000)          (390,000)             (493,000)         (392,000)
 Provision for income taxes..            280,000            --           (162,000)   (d)       (265,000)         (147,000)
                                     -----------    ----------       ------------           -----------        ----------
 Net income (loss)...........          $ 371,000     $(160,000)         $(228,000)           $ (228,000)        $(245,000)
                                     ===========    ==========       =============          ===========        ==========
 Net income (loss) per share
   available to common
   stockholders:
    Basic.....................         $    0.08                                                                   $(0.05)
                                     ===========                                                               ==========
    Diluted...................         $    0.08
                                     ===========

 Shares used to compute net
   income per share:
    Basic.....................         4,798,731                                                427,737         5,226,468
                                     ===========                                            ===========        ==========
    Diluted...................         4,885,905
                                     ===========

 * September 1, 1998 to October 30, 1998
** September 1, 1998 to November 30, 1998


                                 UNIDIGITAL INC.
                                 ---------------

             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
             -------------------------------------------------------

                           YEAR ENDED AUGUST 31, 1998
                           --------------------------

                                       UNIDIGITAL       KWIK*          FIVE STAR**        MEGA ART
                                       ----------       -----          -----------        --------
Revenues
 Net sales......................      $47,389,000       $8,093,000        $576,000        $5,177,000
                                      -----------       ----------     -----------        ----------

Expenses
 Cost of sales..................       25,305,000        5,569,000         285,000         2,322,000
 Selling, general &
   administrative expenses......       15,925,000        2,983,000          51,000         2,036,000
 Expenses incurred due to
   restructuring................          771,000               --              --                --
                                       ----------        ---------      ----------         ---------
 Total operating expenses.......       42,001,000        8,552,000         336,000         4,358,000
 Income (loss) from operations..        5,388,000         (459,000)        240,000           819,000
 Interest expense...............       (1,913,000)        (134,000)             --           (32,000)
 Interest expense-deferred
   financing costs..............       (1,143,000)              --              --                --
 Interest and other (expenses)
   income-net...................          (75,000)          72,000              --           334,000
                                       -----------       ---------      ----------          --------
 Income (loss) before income
   taxes........................        2,257,000         (521,000)        240,000         1,121,000
 Provision for income taxes.....          978,000           79,000          74,000           481,000
                                       ----------        ---------      ----------         ---------
 Net income (loss) before
   extraordinary item...........        1,279,000         (600,000)        166,000           640,000
 Extraordinary item-loss on
   early retirement of debt (net
   of income tax benefit of
   $137,000)....................         (143,000)              --              --                --
                                       ----------        ---------      ----------         ---------
 Net income (loss)..............       $1,136,000        $(600,000)     $  166,000         $ 640,000
                                       ==========        =========      ==========         =========
 Basic earnings (loss) per
   common share:
   Earnings before extraordinary
     item.......................            $0.36
   Extraordinary item...........            (0.04)
                                       ----------
   Net income...................            $0.32
                                       ==========
 Diluted earnings (loss) per
   common share:
   Earnings before extraordinary
     item.......................            $0.34
   Extraordinary item...........            (0.04)
                                       ----------
   Net income...................             0.30
                                       ==========
   Shares used to compute net
     income per share:
     Basic......................        3,530,836
                                       ==========
     Diluted....................        3,779,438
                                       ==========

 *September 1, 1997 to March 25, 1998
**September 1, 1997 to July 2, 1998



                                 UNIDIGITAL INC.
                                 ---------------

             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
             -------------------------------------------------------

                     YEAR ENDED AUGUST 31, 1998 (CONTINUED)
                     --------------------------------------

                                         ZAZULA      SUPERGRAPHICS          ADJUSTMENTS       PRO FORMA
                                         ------      -------------          -----------       ---------

Revenues
 Net sales...........................  $4,094,000     $11,600,000   (e)      $(576,000)       $76,353,000
                                       ----------     -----------            ---------        -----------

Expenses
 Cost of sales.......................   1,695,000       6,892,000   (f)       (576,000)        41,492,000
 Selling, general & administrative
   expenses..........................   2,377,000       2,327,000   (g)       (801,000)        24,898,000
 Expenses incurred due to
   restructuring.....................          --              --                   --            771,000
                                       ----------     -----------           ----------        -----------
 Total operating expenses............   4,072,000       9,219,000           (1,377,000)        67,161,000
 Income (loss) from operations.......      22,000       2,381,000              801,000          9,192,000
 Interest expense....................     (74,000)       (729,000)  (h)     (3,097,000)        (5,979,000)
 Interest expense-deferred
   financing costs...................          --              --   (i)       (100,000)        (1,243,000)
 Interest and other (expenses)
   income-net........................       5,000              --                   --            336,000
                                       ----------     -----------           ----------        -----------
 Income (loss) before income
   taxes.............................     (47,000)      1,652,000           (2,396,000)         2,306,000
 Provision for income taxes..........      20,000       1,023,000   (j)     (1,337,000)         1,318,000
                                       ----------     -----------           ----------        -----------
 Net income (loss) before
   extraordinary item................     (67,000)        629,000           (1,059,000)           988,000
 Extraordinary item-loss on
   early retirement of debt (net
   of income tax benefit of
   $137,000).........................          --              --                   --           (143,000)
                                       ----------     -----------           ----------        -----------
  Net income (loss)..................    $(67,000)       $629,000          $(1,059,000)         $ 845,000
                                       ===========    ===========           ===========       ===========
 Basic earnings (loss) per
   common share:
   Earnings before extraordinary
      item..........................                                                                $0.20
   Extraordinary item ...............                                                               (0.03)
                                                                                                    -----
   Net income........................                                                               $0.17
                                                                                                    =====
 Diluted earnings (loss) per
   common share:
   Earnings before extraordinary
     item............................                                                               $0.19
   Extraordinary item................                                                               (0.03)
                                                                                                    -----
   Net income........................                                                               $0.16
                                                                                                    =====

 Shares used to compute net
   income per share:
   Basic.......................                                              1,322,617          4,853,453
                                                                            ==========         ==========
   Diluted.....................                                              1,528,845          5,308,283
                                                                            ==========         ==========




                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                    -----------------------------------------

                        FINANCIAL STATEMENTS (UNAUDITED)
                        --------------------------------

     For purposes of determining the pro forma effect of the Zazula Acquisition and the SuperGraphics Acquisition on the Company's income statement for the three months ended November 30, 1998, the following pro forma adjustments have been made:

                                                                             NOVEMBER 30,
                                                                                 1998
                                                                                 ----

                                                                      ZAZULA          SUPERGRAPHICS

     Cash received from borrowings                                $ 2,275,000          $ 17,000,000
     Cash consideration for acquisitions                           (2,275,000)          (16,514,000)
                                                               ------------------------------------------
                                                                  $        --          $    486,000
                                                               ==========================================


         Consideration
         -------------
         Cash                                                     $ 2,275,000          $ 15,889,000
         Issuance of 433,076 Common Shares at $5.25 per
           share                                                    2,275,000                    --
         Issuance of 135,393 Common Shares at $4.51 per
           share                                                           --               611,000
         Warrants issued for acquisition*                                  --               931,000
         Expenses of acquisition                                      288,000               625,000
                                                               ------------------------------------------
                  Total Consideration                               4,838,000            18,056,000
                                                               ------------------------------------------

                  Total value of net assets acquired                  412,000             1,284,000
                                                               ------------------------------------------
                  Goodwill                                        $ 4,426,000          $ 16,772,000
                                                               ==========================================




                                                            ZAZULA    SUPERGRAPHICS         TOTAL
                                                            ------    -------------         -----

       (a)   Amortization of Goodwill                     $ 29,000        $ 168,000     $ 197,000
             Additional (Excess) owners'
                 compensation                              (26,000)              --       (26,000)
             Employee Terminations                         (38,000)              --       (38,000)
                                                      --------------------------------------------
                                                           (35,000)         168,000       133,000
                                                      ============================================

       (b)   Additional Financing Costs                   $ 48,000        $ 288,000     $ 336,000
                                                          ========        =========     =========

       (c)   Deferred Financing Costs                     $  2,000        $  22,000     $  24,000
                                                          ========        =========     =========

       (d)   Pro Forma Tax Adjustment                     $(81,000)       $(184,000)    $(265,000)

*Preliminary estimate.

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                    -----------------------------------------

                        FINANCIAL STATEMENTS (UNAUDITED)
                        --------------------------------

     For purposes of determining the pro forma effect of the Kwik Acquisition, the Five Star Acquisition, the Mega Art Acquisition, the Zazula Acquisition and the SuperGraphics Acquisition on the Company's income statement for the twelve months ended August 31, 1998, the following pro forma adjustments have been made:

                                              KWIK        FIVE STAR        MEGA ART        ZAZULA     SUPERGRAPHICS       TOTAL
                                                          FINISHERS

 (e)  Reduction in intercompany sales   $        --      $ (576,000)       $      --     $      --      $        --     $  (576,000)
                                        ===========      ===========       =========     =========      ===========     ============

 (f)  Reduction in Outsource Expenses   $        --      $ (576,000)       $      --     $      --      $        --     $  (576,000)
                                        ===========      ===========       =========     =========      ===========     ============

 (g)  Amortization of Goodwill over 25
        years                           $   515,000      $       --        $ 411,000     $ 177,000      $   671,000     $ 1,774,000
      Excess owners' compensation        (1,525,000)             --         (541,000)     (233,000)              --      (2,299,000)
      Employee Terminations                      --              --               --      (229,000)              --        (229,000)
      Professional Fees                          --              --               --       (47,000)              --         (47,000)
                                          ---------      ----------        ---------     ---------      -----------     -----------
                                        $(1,010,000)     $       --        $(130,000)    $(332,000)     $   671,000     $  (801,000)
                                        ===========      ==========        =========     =========      ===========     ===========

 (h)  Additional Financing Costs        $ 1,218,000      $   43,000        $ 493,000     $ 193,000      $ 1,150,000     $ 3,097,000
                                        ===========      ==========        =========     =========      ===========     ===========

 (i)  Deferred Financing Costs          $        --      $       --        $      --     $  11,000      $    89,000     $   100,000
                                        ===========      ==========        =========     =========      ===========     ===========

 (j)  Pro Forma Tax Adjustment          $   (96,000)     $       --        $(132,000)    $  17,000      $(1,126,000)    $(1,337,000)
                                        ===========      ==========        =========     =========      ===========     ===========

(c) EXHIBITS.

         Exhibit No.                    Description of Exhibit
         -----------                    ----------------------

         4.1 Form of Warrant Agreement issued to the stockholders of SuperGraphics Holding Company, Inc. (included as an exhibit to the Current Report on Form 8-K of the Company dated December 14, 1998 and incorporated by reference herein).

         4.2 Warrant Agreement dated as of November 25, 1998 by and between Unidigital Inc. and CIBC Wood Gundy Capital Corp. (included as an exhibit to the Current Report on Form 8-K of the Company dated December 14, 1998 and incorporated by reference herein).

         4.3 Registration and Equity Rights Agreement dated as of November 25, 1998 by and between Unidigital Inc. and CIBC Wood Gundy Capital Corp. (included as an exhibit to the Current Report on Form 8-K of the Company dated December 14, 1998 and incorporated by reference herein).

         10.1 Agreement for Purchase and Sale of Stock dated as of November 16, 1998 by and among Unidigital Inc., SuperGraphics Holding Company, Inc. ("Holding"), SuperGraphics Corporation and the stockholders of Holding (included as an exhibit to the Current Report on Form 8-K of the Company dated December 14, 1998 and incorporated by reference herein).

         10.2 Amendment No. 3 to Credit Agreement dated as of November 30, 1998 by and among Unidigital Inc., the several lenders from time to time parties thereto and Canadian Imperial Bank of Commerce (included as an exhibit to the Current Report on Form 8-K of the
                                        Company   dated  December  14, 1998  and
                                        incorporated by reference herein).

         10.3 Securities Purchase Agreement dated as of November 25, 1998 by and among Unidigital Inc., Unison (NY), Inc., Unison (MA), Inc., Unidigital Elements
                                        (NY),  Inc.,  Unidigital  Elements (SF),
                                        Inc. and  Mega Art Corp. (included as an
                                        exhibit  to the Current  Report on  Form
                                        8-K  of  the Company dated December  14,
                                        1998   and  incorporated  by   reference
                                        herein).

         10.4 Senior Subordinated Increasing Rate Note dated November 30, 1998 of Unidigital Inc. payable to CIBC Wood Gundy Capital Corp. in the principal amount of $10,000,000 (included as an exhibit to the Current Report on Form 8-K of the Company dated December 14, 1998 and incorporated by reference herein).


         23.1                           Consent of BDO Seidman, LLP.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             Unidigital Inc.



                                            By: /s/ William E. Dye
                                               ---------------------------------
                                               William E. Dye, Chief Executive
                                               Officer (Principal Executive,
                                               Financial and Accounting Officer)


Date: February 16, 1999